                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each officer and director of Cambrex Corporation, a Delaware corporation, whose signature appears below constitutes and appoints Cyril C. Baldwin, Jr., James A. Mack, and Douglas H. MacMillan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Annual Reports on Form 10-K which said Cambrex Corporation may be required to file pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF each of the undersigned has executed this instrument as of the 23rd day of January 1997.

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
         /s/ CYRIL C. BALDWIN, JR.                              /s/ JAMES A. MACK
--------------------------------------------       --------------------------------------------
           Cyril C. Baldwin, Jr.                                  James A. Mack
     Chairman of the Board of Directors                 President, Chief Executive Officer
                                                                     Director

          /s/ DOUGLAS H. MACMILLAN                           /s/ LEON J. HENDRIX, JR.
--------------------------------------------       --------------------------------------------
            Douglas H. MacMillan                               Leon J. Hendrix, Jr.
               Vice President                                        Director
          Chief Financial Officer

            /s/ ROSINA B. DIXON                                 /s/ ILAN KAUFTHAL
--------------------------------------------       --------------------------------------------
           Rosina B. Dixon, M.D.                                  Ilan Kaufthal
                  Director                                           Director

            /s/ FRANCIS X. DWYER                                /s/ ROBERT LEBUHN
--------------------------------------------       --------------------------------------------
              Francis X. Dwyer                                    Robert LeBuhn
                  Director                                           Director

          /s/ GEORGE J. W. GOODMAN                             /s/ DEAN P. PHYPERS
--------------------------------------------       --------------------------------------------
            George J. W. Goodman                                 Dean P. Phypers
                  Director                                           Director

      /s/ KATHRYN RUDIE HARRIGAN, PHD
--------------------------------------------
        Kathryn Rudie Harrigan, PhD
                  Director
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